EXHIBIT B

MONTHLY PAYMENT INSTRUCTIONS AND
NOTIFICATION TO THE TRUSTEE


THE PRUDENTIAL BANK AND TRUST COMPANY

PB&T MASTER CREDIT CARD TRUST II

SERIES 1994-B, CLASS I

The undersigned, a duly authorized
representative of The Prudential Bank
and Trust Company ("PB&T"), as Servicer
pursuant to the Pooling and Servicing
Agreement dated as of August 1, 1994,
the Series 1994-A Supplement dated as of August 1, 1994, and the Series 1994-B
Supplement dated December 8, 1994
(collectively, the "Pooling and
Servicing Agreement") by and between
PB&T and Bankers Trust as trustee, (the
"Trustee"), does hereby certify as
follows:

A)	Capitalized terms used in this
notice have their respective meanings
set forth in the Pooling and Servicing
Agreement; provided, that the "Preceding
Monthly Period" shall mean the Monthly
Period immediately preceding the
calendar month in which this notice is
delivered. References herein to certain sections and subsections are references to the respective sections and subsections of the Pooling and Servicing
Agreement.  This notice is delivered
pursuant to Section 4.08 of the Pooling
and Servicing Agreement.

B)	PB&T is the Servicer under the
Pooling and Servicing Agreement.

C)	The undersigned is a Servicing
Officer.

D)	The date of this notice is a
Determination Date under the Pooling and Servicing Agreement.


I.	INSTRUCTION TO MAKE A WITHDRAWAL

Pursuant to Section 4.08, the Servicer
does hereby instruct the Trustee (i) to
make a withdrawal from the Series
Finance Charge Account on May 14, 1997
which date is a Transfer Date under the
Pooling and Servicing Agreement, in an
aggregate amount as set forth below in
respect to the following amounts and
(ii) to apply the proceeds of such
withdrawal in accordance with Section
4.08:

A) 	Pursuant to subsection 4.08 (a):
(1) Interest at the Certificate Rate for
the preceding Monthly Period on the
Investor Interest .....	$1,861,092.50

(2) Deficiency Amounts
 ..............		$0.00

B)	Pursuant to subsection 4.08(b):
(1) The Investor Monthly Servicing Fees
for the preceding Monthly Period
 ..........	$683,333.33

(2) Accrued and unpaid Investor Monthly
Servicing Fees ............		$0.00

C)	Pursuant to subsection 4.08 (c):
(1) The Operating Fee Expense for the
preceding Monthly
Period........$20,500.00

(2) Accrued and unpaid Operating Fees
 ....					$0.00

D)	Pursuant to subsection 4.08 (d):
(1) The Monthly Enhancement Fee for the
preceding Monthly
Period......		$15,033.33

(2) Accrued and unpaid Enhancement Fees
 ....					$0.00

E)	Pursuant to subsection 4.08 (e):
(1) The Program Fee for the preceding
Monthly Period.........	$84,246.58

(2) Accrued and unpaid Program Fees
 ..................	$0.00

F)	Pursuant to subsection 4.08 (f):

Aggregate Investor Default Amount for
the preceding Monthly Period
 ................	$4,181,086.29

G)	Pursuant to subsection 4.08 (g):

Unreimbursed Investor Chargeoffs
 ............					$0.00

H)	Pursuant to subsection 4.08(h):

(1) Pay to the LOC Issuer for
application in accordance with the
Reimbursement
Agreement..........	$532,225.26

Total ................	$532,225.26



B-2 Pursuant to Section 4.10, during an
Amortization Period, the Servicer does
hereby instruct the Trustee (i) to make
a withdrawal from the Series Principal
Account on 05/14/97, which is a Transfer
Date under the Pooling and Servicing
Agreement, in an aggregate amount as set forth below in respect of the following amounts and (ii) to apply the proceeds of such withdrawal in accordance with
Section 4.10:

A)	During General Amortization
Period: (1) Monthly Total Percentage
Allocation for preceding Monthly Period
 .......	$0.00

(2) Available Shared Principal
Receivable from other Principal Sharing
Series in Group
One..............	$0.00

II.	NOTIFICATION TO MAKE WITHDRAWALS
FROM THE CASH COLLATERAL ACCOUNT

Pursuant to Section 4.11 and subsection
4.11(c), the Servicer hereby notifies
the Trustee to make withdrawals on
05/14/97, the Transfer date of the
current calendar month, from the Cash
Collateral Account in an aggregate
amount as set forth in C. below and to
deposit such amount in the Finance
Charge Account:

A.	(i) The applicable Investor
Percentages of Collections of Finance
Charge Receivables, (ii) amounts
deposited with respect to Cardholder
Fees, Recoveries, Discount Option
Receivables, Ineligible Finance Charge
Receivables and Interchange and (iii)
interest on amounts in collection
accounts, allocated to the Series
Finance Charge Account for the preceding
Monthly Period ......	$7,377,517.29


B-3

B.	The sum of (a) Certificate
Interest accrued during the preceding
Monthly Period (plus any past due
Certificate Interest), plus (b) the
Investor Monthly Servicing Fee for the
preceding Monthly Period (plus any past
due Investor Monthly Servicing Fee),
plus (c) the Operating Fee Expense (plus
any past due Operating Fee Expense),
plus (d) the Monthly Enhancement Fee
(plus any past due Monthly Enhancement
Fee), plus (e) the Program Fee (plus any
past due Program Fees), plus (f) the
Aggregate Investor Default Amount, if
any, for the preceding Monthly Period
 ......		$6,845,292.03

C.	The excess, if any, of B over A
(the "Total Withdrawal Amount")
 ............		$0.00

D.	The excess, if any, of A over B
(the Excess Deposits due to Seller)
 ..........	$532,225.26


III.	ACCRUED AND UNPAID AMOUNTS

After giving effect to the withdrawals
and transfers to be made in accordance
with this notice, the following amounts
will be accrued and unpaid with respect
to all Monthly Periods preceding the
current calendar month:


A)	Subsection 4.08 (a): The aggregate
amount of all Deficiency Amounts
 ...........	$0.00

B)	Subsection 4.08 (b): The aggregate
amount of all accrued and unpaid
Investor Monthly Servicing Fees
 ......					$0.00

C)	Subsection 4.08 (c): The aggregate
amount of all accrued and unpaid
Operating Fee Expenses......	$0.00


B-4 D)	Subsection 4.08 (d): The
aggregate amount of all accrued and
Monthly Enhancement Fees........$0.00

E)	Subsection 4.08 (e): The aggregate
amount of all accrued and unpaid Program
Fees......	$0.00

F)	Subsection 4.08 (f): The aggregate
amount of all unreimbursed Investor
Chargeoffs......		$0.00





IN WITNESS WHEREOF, the undersigned has
duly executed this certificate this 7th
day of May, 1997.


THE PRUDENTIAL BANK AND TRUST COMPANY,
Servicer


By: Name:   Tom Mason Title:  Senior
Vice President

B-5


EXHIBIT C

FORM OF MONTHLY CERTIFICATEHOLDER'S
STATEMENT


SERIES 1994-B, CLASS I

THE PRUDENTIAL BANK & TRUST COMPANY


PB&T MASTER CREDIT CARD TRUST II

Under Section 5.02 of the Pooling and
Servicing Agreement dated as of August
1, 1994 and the Series 1994-A Supplement dated August 1, 1994 and the Series
1994-B Supplement dated December 8, 1994
(collectively, the "Pooling and
Servicing Agreement") by and between The
Prudential Bank & Trust Company ("PB&T") and Bankers Trust, as trustee (the
"Trustee"), PB&T, as Servicer, is
required to prepare certain information
each month regarding current
distributions to Series 1994-B
Certificateholders and the performance
of the PB&T Master Credit Card Trust
(the "Trust") during the previous month.
The information which is required to be
prepared with respect to the
Distribution Date of 05/15/97 and with
respect to the performance of the Trust
during the month of April is set forth
below. Certain information is presented
on the basis of an amount of $1,000 per
series 1994-B Certificate (a
"Certificate").  Certain other
information is presented based on the
aggregate amounts for the Trust as a
whole.  Capitalized terms used in this
Statement have their respective meanings set forth in the Pooling and Servicing
Agreement.

A.	Information Regarding the Current
Monthly Distribution (Stated on the
basis of $1,000 Original Certificate
Principal Amount.)

1.	The total amount of the
distribution to Certificateholders on
05-15-97, per $1,000 original
certificate principal amount
 ........	$4.54

2.	The amount of the distribution set
forth in paragraph 1 above in respect of
interest on the Certificates, per $1,000
original certificate principal amount
 ................				$4.54

3.	The amount of the distribution set
forth in paragraph 1 above in respect of
principal of the Certificate, per $1,000
original certificate principal amount
 ................		$0.00


B.	Information Regarding the
Performance of the Trust

1.	Collection of Principal
Receivables

The aggregate amount of Collections on
Principal Receivables processed during
the month of April, 1997 which were
allocated in respect of the Certificates
 .............	$30,664,566.68

2.	Deficit Controlled Amortization
Amount					$0.00

3.	Principal Receivables in the Trust

(a)	As of the end of the last day of
April, 1997 [the prior month]
(distribution on the next Distribution
Date will be allocated based upon the
amounts set forth below):

(1) The aggregate amount of Principal
Receivables in the Trust (which reflects
the Principal Receivables represented by
the Seller Interest and by the Aggregate
Investor Interests)
 .......$917,033,620.37

(2) The amount of Principal Receivables
in the Trust represented by the Investor
Interest of Series
1994-B.					$410,000,000.00

(3) The
Investor Interest of Series 1994-B set
forth in paragraph 3 (a) (2) above as a
percentage of the aggregate amount of
Principal Receivables set forth in
paragraph 3 (a) (1) above
 ........	44.71%

(b)	As of the end of the last day of
March, 1997 (distributions on this
Distribution Date have been allocated
based upon the amounts set forth below):

(1) The aggregate amount of Principal
Receivables in the Trust (which reflects
the Principal Receivables represented by
the Seller Interest and by the Aggregate
Investor Interests)
 .....	$930,500,497.65

(2) The amount of Principal Receivables
in the Trust represented by the Investor
Interest of Series 1994-B
 ..........$410,000,000.00

(3) The Investor Interest of Series
1994-B set forth in paragraph 3 (a) (2)
above as a percentage of the aggregate
amount of Principal Receivables set
forth in paragraph 3 (a) (1) above
 .......	44.06%

C-2 4.	Delinquent Balances

The aggregate amount of outstanding
balances in Accounts which were
delinquent as of the end of the day on:
4/30/97

Receivables (a) 31 - 60
days:.........	$18,451,941.42 2.01%

(b) 61 - 90 days: ........$14,683,060.59
1.60%

(c) 91 - 120 days: ...$12,886,888.52
1.41%

(d) 121 - 150 days:
 ........$12,486,333.77 1.36%

(e) 151 - 180 days:
 ........$10,788,888.04 1.18%

(f) 181 - 190 days:
 .........$10,906,064.68 1.19%

Total:		$80,203,177.02 8.75%

5.	Investor Default Amount

The aggregate amount of all defaulted
Principal Receivables written off as
uncollectible during the month of April,
1997 allocable to the Investor Interest
for Series 1994-B (the "Aggregate
Investor Default Amount")
 ......	$4,181,086.29

6.	Investor Charge Offs

(a) The excess of the Aggregate Investor
Default Amount set forth in paragraph 5
above, over the amount of the
withdrawals from the Cash Collateral
Account made to reimburse the Trust for
such amount written off (an "Investor
Charge Off") ...$0.00

(b) The amount of the Investor Charge
Offs set forth in paragraph 6 (a) above,
per $1,000 original certificate
principal amount (which will have the
effect of reducing, pro rata, the amount
of each Certificateholder's investment
 .....		$0.00

(c) The aggregate amount of Investor
Charge Offs reimbursed on the Transfer
Data immediately preceding such
Distribution Data .......		$0.00

(d) The amount of the reimbursed
Investor Charge Offs set forth in
paragraph 6 (c) above, per $1,000
original certificate principal amount
 .......	$0.00

C-3 7.	Investor Servicing Fee

The amount of the Investor Monthly
Servicing Fee payable by the Trust to
the Servicer for the month of  April,
1997 ...$683,333.33

8.	Available Cash Collateral Amount

The amount available to be withdrawn
from the Cash Collateral Account as of
the close of business on 05-14-97 (the
"Transfer Date"), after giving effect to
all with- drawals, deposits and payments
to be made in respect of the preceding
months ......$26,650,000.00

The Required Cash Collateral Amount on
the Transfer Date ........$26,650,000.00

9.	Available LOC Amount

The available LOC amount as of the close
of business on 05-14-97 (the "Transfer
Date").......$32,800,000.00

9.A	The Required Enhancement Amount
on the Transfer Date
 ........$59,450,000.00

10.	Deficit Controlled Amortization
Amount

With respect to the next succeeding
Monthly Period, the amount, if any, by
which the Controlled Distribution Amount
exceeds the Monthly Total Percentage
Allocation, deter- mined as of the last
day of the preceding month
 .........		$0.00


C.	The Pool Factor

The Pool Factor for the  Record Date
04-30-97 (which represents the ratio of
the amount of the Investor Interest for
Series 1994-B as of such Record Date
(adjusted after taking into account any
reduction in the Investor Interest which
will occur on the following Distribution
Date) to the Initial Investor Interest
for Series 1994-B).  The amount of a
Certificate- holder's pro rata share of
the Investor Interest for Series 1994-B
can be determined by multiplying the
original denomination by the Pool Factor
 .........1.0000000


C-4

D.	Other Information

Currently Effective Fixed Rate
Receivable Percentage.....	50.00%

Interest Rate Cap Amount for the
Transfer Date immediately preceeding the
Distribution
Date......	$205,000,000.00

Portfolio Yield...........		9.36%

Base Rate..............	7.80%

Excess Spread Percentage for the prior
Monthly Period......1.48%

Currently Effective Three Month Average
Excess Spread Percentage.......	3.04%

THE PRUDENTIAL BANK AND TRUST COMPANY,
Servicer


By: Name:   Tom Mason Title:  Senior
Vice President


C-5


Schedule - to Monthly Servicer's
Certificate with respect to the Series
1994-B Certificates


THE PRUDENTIAL BANK & TRUST COMPANY
_____________________________________

PB&T MASTER CREDIT CARD TRUST II, SERIES
1994-B, CLASS I
_____________________________________

1.	The aggregate amount of the
Investor Percentage of Collections of
Principal Receivables processed by the
Servicer pursuant to Section 4.06 during
the preceding Monthly Period was equal
to
 ...		$30,664,566.68

2.	The aggregate amount of the
Investor Percentage of Collections of
Finance Charge Receivables (including
amount deposited with respect to
Interchange and the Investor Percentage
of Recoveries) processed by the Servicer
during the preceding Monthly Period was
equal to
 ......	$5,404,666.79

a.	The aggregate amount of the
Investor Percentage of Collections of
Finance Charge Receivables (excluding
amount deposited with respect to
Interchange and the Investor Percentage
of Recoveries) processed by the Servicer
pursuant to Section 4.06 during the
preceding Monthly Period was equal to
 ...		$4,839,626.06

b.	The aggregate amount of
Interchange to be deposited in the
Series Finance Charge Account with
respect to the Series 1994-B
Certificates (pursuant to Section 3 (c)
of the Series 1994-B Supplement) on the
Transfer Date of the current calendar
month is equal to .....$341,648.77

c.	The aggregate amount of Investor
Percentage of Recoveries deposited in
the Series Finance Charge Account with
respect to the preceding Monthly Period
was equal to ........$223,391.96

3.	The aggregate amount of Investor
Percentage of amounts with respect to
Cardholder Fees deposited into the
Series Finance Charge Account on or
before the Transfer Date during the
current Monthly Period with respect to
the prior Monthly Period is equal to
 .......	$262,388.14

4.	The aggregate amount of Investor
Percentage of amounts with respect to
Ineligible Finance Charge Receivables
deposited into the Series Finance Charge
Account on or before the Transfer Date
during the current Monthly Period with
respect to the prior Monthly Period is
equal to ........			$0.00

5.	The aggregate amount of Investor
Percentage of amounts with respect to
Discount Option Receivables deposited
into the Series Finance Charge Account
on or before the Transfer Date during
the current Monthly Period with respect
to the prior Monthly Period is equal to
 ..	$1,710,462.36

6.	The aggregate amount of funds
deposited into the Seller's Account in
connection with Credit Adjustments and
Ineligible Principal Receivables with
respect to the previous Monthly Period
is equal for .........			$0.00

7.	The aggregate amount of funds on
deposit in the Series Finance Charge
Account allocable to the Series 1994-B
Certificates with respect to Collections
processed as of the end of the last day
of the preceding Monthly Period was
equal to ...........$7,377,517.29

8.	The aggregate amount of funds on
deposit in the Series Principal Account
allocable to the Series 1994-B
Certificates with respect to Collections
processed as of the last day of the
preceding Monthly Period was equal to
 ...........					$0.00

9.	The aggregate amount of funds on
deposit in the Seller's Account
allocable to the Series 1994-B
Certificates as of the Transfer Date is
equal to ..........	$0.00

10.	The Total Withdrawal Amount
required to be made from the Cash
Collateral Account pursuant to Section
4.08 on the Transfer Date in the current
calendar month is equal to
 ......	$0.00


11.	The aggregate amount to be
withdrawn from the Series Finance Charge
Account and paid in accordance with the
Loan Agreement pursuant to subsection
4.08 (h) on the Transfer Date on the
current calendar month is equal to
 ........	$532,225.26


12.	The Cash Collateral Account
Surplus on the Transfer Date in the
Current calendar month is equal to
 .........	$0.00

S-2 13.	The aggregate amount to be
withdrawn from the Cash Collateral
Account and to be paid in accordance
with the Reimbursement Agreement on the
Transfer Date on the current calendar
month is equal to ...........$0.00

14.	The Available Cash Collateral
Amount on the Transfer Date of the
current calendar month, after giving
effect to the deposits and withdrawals
specified above, is equal to
 ........		$26,650,000.00

15.	The amount of interest payable to
the Series 1994-B Certificateholders on
the Distribution Date in the current
calendar month is equal to
 ...........		$1,861,092.50

16.	The amount of principal payable
to the Series 1994-B Certificateholders
on the Distribution Date in the current
calendar month is equal to
 ............	$0.00

17.	The sum of all amounts payable to
the Series 1994-B Certificateholders on
the Distribution Date in the current
calendar month is equal to
 ........	$1,861,092.50

18.	To the knowledge of the
undersigned, no Series 1994-B Pay Out
event or Trust Pay Out Event has
occurred except as described below:

None



IN WITNESS WHEREOF, the undersigned has
duly executed this certificate this 7th
day of May, 1997.




THE PRUDENTIAL BANK AND TRUST COMPANY,
Servicer


By: Name:   Tom Mason Title:  Senior
Vice President

EXHIBIT A to Reimbursement Agreement

MONTHLY PAYMENT CERTIFICATE

PRUDENTIAL BANK AND TRUST COMPANY

PBT&T MASTER CREDIT CARD TRUST SERIES
1994-B, CLASS I

The undersigned is a duly authorized
representative of The Prudential Bank &
Trust Company ("PB&T"), as Servicer
under the Reimbursement Agreement dated
as of December 8, 1994. among Bankers
Trust, as Trustee (the "Trustee"), PB&T,
Canadian Imperial Bank of Commerce as
Agent (the "Agent") and State Street
Bank and Trust Company as initial bank
(the "Bank" and, as collectively with
the Assignees, the "Banks") does hereby
certify as follows:

(a)	Capitalized terms used in this
certificate have the respective meanings set forth in the Reimbursement
Agreement, and references herein to
certain sections and subsections are
references to the respective sections
and subsections of the Reimbursement
Agreement.

(b)	PB&T is the Servicer under the
Reimbursement Agreement.

(c)	The undersigned is duly
authorized by PB&T, as Servicer, to
instruct the Trustee to make the
payments designated herein.

(d)	The total amount of Available
Funds and Earnings
equals:				$654,933.50


I.	Fees, Expenses and Other Amounts.

Pursuant to the Reimbursement Agreement, the Servicer hereby directs the Trustee to make the following payments to the Bank for application to the Banks out of the total amount of Available Funds and Earnings (see (d) above):

(1)	Amounts payable to the Banks
under Reimbursement Agreement. Section
2A.

(A)	Interest on Unpaid
Loan			$103,830.05

(B)	Monthly Loan
Fee			$46,979.17

(C)	Cash Collateral Account
Deficiencies

(D)	Other Amounts owed the L/C
Bank			$0.00

(E)	L/C Commitment
Fee			$627.04

(F)	Total amount payable (A + B + C +
D + E)			$151,436.26


(6)	Remaining Available Funds and
Earnings ((d) -
(I.F))			$503,497.24



II.	Finance Charge Shortfall Amounts

(1)	Available Funds and Earnings to
support other Finance Charge Sharing
Series in Group
One.				$503,497.24

(2)	Finance Charge Shortfalls in
other Finance Charge Sharing Series in
Group One.				N/A

(3)	If a Finance Charge Shortfall
exists in 1994-B, Available Funds and
Earnings from other Finance Charge
Sharing Series				N/A

(4)	Allocable Finance Charge
Percentage				100%

(5)	Remaining Available Funds and
Earnings				$503,497.24


III.	Principal Shortfall Amounts

(1)	Available Funds and Earnings to
support other Principal Sharing Series
in Group One.			$503,497.24

(2)	Princicpal Shortfalls in other
Principal Sharing Series in Group
One.				N/A

(3)	If a Principal Shortfall exists
in 1994-B, Available Funds and Earnings
from other Principal Sharing
Series				N/A

(4)	Allocable Principal Shortfall
Percentage				100%

(5)	Remaining Available Funds and
Earnings			$503,497.24


IV.	Remaining Amount

(1)	Remaining Available Funds and
Earnings payable to PB&T

(see (II) (4))		$503,497.24



THE PRUDENTIAL BANK AND TRUST COMPANY,
Servicer


By: Name:  Tom Mason Title:  Senior Vice
President

The Prudential Bank and Trust Company


For Monthly Period ended: 4/30/97

Interest Period (# of days): 30

Date of this Report: 		5/7/97

Period (Revolving, Controlled
Amortization or Rapid Amortization):
Revolving


A.	Excess Spread Calculation (per
Reimbursement Agreement):

1	Collections of Finance Charge
Receivables
(excluding				$4,839,626.06
Interchange and Recoveries) (Schedule to the Monthly Servicer's Certificate 2.a.)

2	Cardholder Fees (Schedule to the
Monthly Servicer's		$262,388.14
Certificate 3.)

3	Ineligible Finance Charge
Receivables (Schedule			$0.00
to the Monthly Servicer Certificate 4.)

4	Discount Option Receivables
(Schedule to the			$1,710,462.36
Monthly Servicer Certificate 5.)

5	Interchange (Schedule to the
Monthly Servicer		$341,648.77
Certificate 2.b.)

6	Recoveries (Schedule to the Monthly
Servicer	$223,391.96 Certificate
2.c.)

6.A	Interest Rate Cap Amounts
Payable			$0.00

6.B	Finance Charge
Inflow				$0.00

6.C	Earnings on Cash Collateral
Account			$122,708.24

7	Sum of all spread components (A1 +
A2 + A3 + A4 +	$7,500,225.53 A5 + A6
+ A6.A + A.6B +A.6C)



8	Certificate Interest to be paid on
Distribution	$1,861,092.50 Date
(Schedule to the Monthly Servicer
Certificate 17.)

9	Investor Monthly Servicing Fee
(Monthly Certificate-	$683,333.33
holders' Statement 7.)

10	Operating Expense Fee (Monthly
Payment Instructions	$20,500.00 and
Notification C(1))

11	Monthly Enhancement Fee (Monthly
Payment Instructions$15,033.33 and
Notification D(1))

12	Program Fee (Monthly Payment
Instructions	$84,246.58 and
Notification E(1))

12A	Montlhy Loan
Fee			$46,979.17

12B	Interest on Loan
Amount			$103,830.05

13 Aggregate Investor Default Amount
(Monthly	$4,181,086.29 Certificate
holders' Statement B.5)

14	Reimbursement of Investor Charge
Offs (Monthly			$0.00 Certificate
holders' Statement B.6.c.)

16	Sum of all expenses (A8 + A9 + A10
+ A11 + A12 +$6,996,101.25 A13 + A14 )

17	Excess spread (A7 -
A16)	$504,124.28

18	Excess spread Percentage for
Monthly Period	1.48% (A17/B1 * 12)

B.	Spread Account Cap

1	Investor Interest on the first day
of the Monthly Period	$410,000,000.00

2	Investor Interest on the last day
of the Monthly
Period		$410,000,000.00

3	Average Excess Spread Percentage
for three preceding			3.04%
Monthly Periods

4	Average Excess Spread Percentage
for twelve preceding			5.16%
Monthly Periods

5	Spread Account Cap for preceding
Monthly Period			$26,650,000.00

6	Spread Account Trigger

Upward Trigger (Monthly): a) If  B3 <=
3.0% but B3 >= 2.25%, then B7 =
14,350,000

b)	If  B3 <= 2.25% but B3 >= 2.00%,
then B7 = 22,550,000

c)	If B3 < 2.00%, then B7 =
$23,575,000

7	Applicable Spread Account Cap for
next succeeding		$26,650,000.00
Transfer Date (B6a, B6b,B6c if
applicable, otherwise B5)

8	Required Cash Collateral
Amount			$26,650,000.00

a)	if Payout Commencement Date (the
greater of  9.0% * B2 and 2% B1)

9	Cash Collateral Amount as of the
last Transfer Date		$26,650,000.00

10	Cash Collateral Amount on the next
succeeding Transfer
Date			$26,650,000.00

11	Seller's Collateral Account
Deficiency					$0.00

12	Stated Amount of
LOC		$32,800,000.00

13	Maximun LOC
Amount		$34,700,000.00

14	Less Drawings			$0.00

15	Unutilized LOC amount as of the
last Transfer		$1,900,000.00 Date

C.	Calculation of Minimum Seller
Interest

1	Minimum Aggregate Principal
Receivables		$905,263,520.00
(105.2632% * aggregate Initial Investor
Interest)

2	Minimum Seller Interest (5.00% *
C1)			$45,263,176.00

3	Lowest Average Seller Interest for
any thirty-day 	$60,598,912.69 period
during the preceding Monthly Period
(computed  on the Schedule 1 to Exhibit
B)

4	Breach of Minimum Seller Interest
during the 	No preceding Monthly
Period ("Yes" or "No")

5	Deficiency in Minimum Seller
Interest (C2 -
C3)					0.00


C.	Remaining Amount

L/C Commitment Fee $627.04

Remaining Available Funds and
Earnings		$503,497.24